UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

December 6, 2017
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
----------------------------------------------------	---------------------------------------------
Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
----------------------------------------------------	---------------------------------------------
Address of principal executive offices	Zip Code
Registrant's telephone number, including area code:	(201) 748-6000
---------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

ITEM 2.02:     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 6, 2017, John Wiley & Sons Inc., a New York corporation (the "Company"), issued a press release announcing the Company's financial results for the second quarter of fiscal year 2018. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report, including the exhibits hereto, (x) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report are incorporated by reference). The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description

99.1   Press release dated December 6, 2017 titled "Wiley Reports Second Quarter 2018 Results" (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

JOHN WILEY & SONS, INC.
UNAUDITED SUMMARY OF OPERATIONS
FOR THE SECOND QUARTER AND SIX MONTHS ENDED
OCTOBER 31, 2017 AND 2016
(in thousands, except per share amounts)

SECOND QUARTER ENDED OCTOBER 31,

	2017			2016			% Change
	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjusted excl. FX

Revenue	$451,731	-	451,731	425,588	-	425,588	6%	3%

Costs and Expenses
Cost of Sales	119,865	-	119,865	111,574	-	111,574	7%	4%
Operating and Administrative	239,318	-	239,318	247,270	(8,842)	238,428	-3%	-1%
Restructuring and Related (Credits) Charges	(1,406)	1,406	-	6,847	(6,847)	-	NM	0%
Amortization of Intangibles	11,183	-	11,183	12,253	-	12,253	-9%	-10%

Total Costs and Expenses	368,960	1,406	370,366	377,944	(15,689)	362,255	-2%	0%

Operating Income	82,771	(1,406)	81,365	47,644	15,689	63,333	74%	16%
Operating Margin	18.3%		18.0%	11.2%		14.9%

Interest Expense	(3,455)	-	(3,455)	(4,360)	-	(4,360)	-21%	-21%
Foreign Exchange (Losses) Gains	(416)	287	(129)	(360)	1,899	1,539	16%	NM
Interest Income and Other	576	-	576	478	-	478	21%	21%

Income Before Taxes	79,476	(1,119)	78,357	43,402	17,588	60,990	83%	19%

Provision (Benefit) for Income Taxes	19,428	(391)	19,037	54,853	(38,957)	15,896	-65%	12%

Net Income	$60,048	(728)	59,320	(11,451)	56,545	45,094	NM	21%

Earnings Per Share- Diluted	$1.04	(0.01)	1.03	(0.20)	0.98	0.78	NM	22%

Average Shares - Diluted	57,554	57,554	57,554	57,538	57,538	57,538

SIX MONTHS ENDED OCTOBER 31,

	2017			2016			% Change
	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjusted excl. FX

Revenue	$863,175	-	863,175	829,873	-	829,873	4%	2%

Costs and Expenses
Cost of Sales	234,653	-	234,653	225,052	-	225,052	4%	3%
Operating and Administrative	483,126	(3,600)	479,526	482,497	(8,842)	473,655	0%	1%
Restructuring and Related Charges (Credits)	24,323	(24,323)	-	5,927	(5,927)	-	NM	0%
Amortization of Intangibles	23,802	-	23,802	24,826	-	24,826	-4%	-4%

Total Costs and Expenses	765,904	(27,923)	737,981	738,302	(14,769)	723,533	4%	2%

Operating Income	97,271	27,923	125,194	91,571	14,769	106,340	6%	5%
Operating Margin	11.3%		14.5%	11.0%		12.8%

Interest Expense	(6,728)	-	(6,728)	(8,431)	-	(8,431)	-20%	-20%
Foreign Exchange (Losses) Gains	(5,552)	6,304	752	(139)	3,228	3,089	NM	NM
Interest Income and Other	581	-	581	728	-	728	-20%	-20%

Income Before Taxes	85,572	34,227	119,799	83,729	17,997	101,726	2%	6%

Provision (Benefit) for Income Taxes	16,288	10,236	26,524	64,180	(39,021)	25,159	-75%	-5%

Net Income	$69,284	23,991	93,275	19,549	57,018	76,567	NM	10%

Earnings Per Share- Diluted	$1.20	0.42	1.62	0.34	0.98	1.31	NM	12%

Average Shares - Diluted	57,633	57,633	57,633	58,259	58,259	58,259

(A) See the accompanying Notes to Unaudited Financial Statements for a description of each Adjustment.
NM- Not Meaningful

JOHN WILEY & SONS, INC.
FOR THE SECOND QUARTER AND SIX MONTHS ENDED
OCTOBER 31, 2017 AND 2016

RECONCILIATION OF US GAAP TO ADJUSTED EPS - DILUTED (UNAUDITED)

	Second Quarter Ended			Six Months Ended
	October 31,			October 31,
		2017	2016	2017	2016

US GAAP Earnings Per Share - Diluted		$1.04	$(0.20)	$1.20	$0.34
Adjusted to exclude the following:
	Restructuring and Related (Credits) Charges (A)	(0.02)	0.08	0.33	0.07
	Foreign Exchange Losses on Intercompany Transactions (B)	0.01	0.01	0.09	0.04
	One-time - Pension Settlement (C)	-	0.10	-	0.09
	Unfavorable Tax Settlement (D)	-	0.83	-	0.82
	Deferred Income Tax Benefit on UK Rate Change (E)	-	(0.04)	-	(0.04)
Adjusted Earnings Per Share - Diluted (F)		$1.03	$0.78	$1.62	$1.31

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Adjustments:
(A)
Adjusted results exclude restructuring (credits) charges and related items associated with the Company's Restructuring and Reinvestment Program.  For the three months ended October 31, 2017 and 2016, there were credits of $1.4 million or $(0.02) per share and charges of $6.8 million or $0.08 per share, respectively.  For the six months ended October 31, 2017 and 2016, there were charges of $27.9 million or $0.33 per share, and charges of $5.9 million or $0.07 per share, respectively.

(B)
In 2017, we adjusted results to exclude foreign exchange losses associated with intercompany transactions.  The prior year adjusted earnings per share amounts have been recasted to conform to current year presentation. For the three months ended October 31, 2017 and 2016, there were gains of $0.3 million or $0.01 per share and gains of $1.9 million or $0.01 per share, respectively.  For the six months ended October 31, 2017 and 2016, there were gains of $6.3 million or $0.09 per share, and gains of $3.2 million or $0.04 per share, respectively.

(C)
As previously disclosed and as reported in the Company's SEC filings, the Company announced a voluntary, limited-time opportunity for terminated vested employees who were participants in the U.S. defined benefit retirement plan to elect a single lump sum payment of accumulated benefits. The election period closed on August 29, 2016. The total charge including a prorata portion of the unamortized net actuarial loss was $8.8 million or $0.10 per share for the quarter and, $0.09 per share for the six month period.  The aggregate amount of payments under this one time election was $28.3 million, which was paid from Pension Plan assets in October 2016.

(D)
As previously disclosed and as reported in the Company's SEC filings, the Company was appealing an unfavorable tax ruling in Germany related to tax benefits obtained through an increase in the tax deductible basis of certain merged German subsidiaries.  In September 2016, the German Federal Fiscal Court issued an unfavorable final judgement in Wiley's longstanding tax appeal. As a result in 2016, the Company recorded a $47.5 million charge, $0.83 per share in the quarter, $0.82 per share for the six month period.

(E)
As previously disclosed and as reported in the Company's SEC filings, the adjusted results for the three and six months ended October 31, 2016 exclude deferred tax benefits of $2.6 million, or $0.04 per share, associated with tax legislation enacted in the second quarter of fiscal year 2017 in the United Kingdom that reduced the U.K. corporate income tax rates by 1 percentage point in 2020.  The benefits reflect the remeasurement of the Company's deferred tax balances from 18% to the new income tax rate of 17% effective April 1, 2020 and had no current cash tax impact.

(F)	The Reconciliation of US GAAP to Adjusted EPS - Diluted table may not foot due to rounding.

Non-GAAP Financial Measures:
In addition to providing financial results in accordance with GAAP, the Company has provided adjusted financial results that exclude the impact of other unusual or special items described in more detail throughout this press release.  These non-GAAP financial measures are labeled as "Adjusted" and are used for evaluating the results of operations for internal purposes.  These non-GAAP measures are not intended to replace the presentation of financial results in accordance with GAAP.  Rather, the Company believes the exclusion of such items provides additional information to investors to facilitate the comparison of past and present operations. Unless otherwise noted, adjusted amounts in the attached schedules include the impact of foreign exchange.

JOHN WILEY & SONS, INC.
UNAUDITED SEGMENT RESULTS
FOR THE SECOND QUARTER AND SIX MONTHS ENDED
OCTOBER 31, 2017 AND 2016
(in thousands)

SECOND QUARTER ENDED OCTOBER 31,

	2017			2016			% Change
	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjusted excl. FX
Research
Revenue
Journal Subscriptions	$170,163	-	170,163	159,726	-	159,726	7%	0%
Open Access	9,350	-	9,350	7,423	-	7,423	26%	25%
Licensing, Reprints, Backfiles and Other	41,329	-	41,329	36,367	-	36,367	14%	11%
Total Journal Revenue	220,842	-	220,842	203,516	-	203,516	9%	3%
Publishing Technology Services (Atypon)	8,028	-	8,028	2,478	-	2,478	NM	NM
Total Revenue	228,870	-	228,870	205,994	-	205,994	11%	5%
Contribution to Profit (A)	71,163	(388)	70,775	60,292	229	60,521	18%	4%

Publishing
Revenue
STM and Professional Publishing	$71,460	-	71,460	68,130	-	68,130	5%	4%
Education Publishing	57,711	-	57,711	57,472	-	57,472	0%	-1%
Course Workflow (WileyPLUS)	16,310	-	16,310	19,840	-	19,840	-18%	-18%
Test Preparation and Certification	7,919	-	7,919	7,521	-	7,521	5%	5%
Licensing, Distribution, Advertising and Other	11,585	-	11,585	10,337	-	10,337	12%	11%
Total Revenue	164,985	-	164,985	163,300	-	163,300	1%	0%
Contribution to Profit (A)	42,476	71	42,547	36,490	215	36,705	16%	14%

Solutions
Revenue
Education Services (OPM)	$29,737	-	29,737	28,007	-	28,007	6%	6%
Professional Assessment	15,821	-	15,821	16,146	-	16,146	-2%	-2%
Corporate Learning	12,318	-	12,318	12,141	-	12,141	1%	-4%
Total Revenue	57,876	-	57,876	56,294	-	56,294	3%	2%
Contribution to Profit (A)	7,309	(625)	6,684	5,359	524	5,883	36%	14%

Corporate Expenses (A)	(38,177)	(464)	(38,641)	(54,497)	14,721	(39,776)	-30%	-4%

Operating Income	$82,771	(1,406)	81,365	47,644	15,689	63,333	74%	16%

(A) See the accompanying Notes to Unaudited Financial Statements for a description of each Adjustment.
NM- Not Meaningful

SIX MONTHS ENDED OCTOBER 31,

	2017			2016			% Change
	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjusted excl. FX
Research
Revenue
Journal Subscriptions	$338,488	-	338,488	322,410	-	322,410	5%	0%
Open Access	18,153	-	18,153	14,936	-	14,936	22%	22%
Licensing, Reprints, Backfiles and Other	79,559	-	79,559	73,394	-	73,394	8%	9%
Total Journal Revenue	436,200	-	436,200	410,740	-	410,740	6%	2%
Publishing Technology Services (Atypon)	16,297	-	16,297	2,478	-	2,478	NM	NM
Total Revenue	452,497	-	452,497	413,218	-	413,218	10%	6%
Contribution to Profit (A)	132,624	4,448	137,072	120,727	160	120,887	10%	2%

Publishing
Revenue
STM and Professional Publishing	$135,060	-	135,060	138,835	-	138,835	-3%	-3%
Education Publishing	103,447	-	103,447	112,326	-	112,326	-8%	-8%
Course Workflow (WileyPLUS)	17,520	-	17,520	20,706	-	20,706	-15%	-16%
Test Preparation and Certification	19,409	-	19,409	17,077	-	17,077	14%	14%
Licensing, Distribution, Advertising and Other	20,827	-	20,827	19,317	-	19,317	8%	8%
Total Revenue	296,263	-	296,263	308,261	-	308,261	-4%	-4%
Contribution to Profit (A)	47,485	10,925	58,410	55,832	569	56,401	-15%	3%

Solutions
Revenue
Education Services (OPM)	$56,074	-	56,074	51,179	-	51,179	10%	10%
Professional Assessment	30,708	-	30,708	29,668	-	29,668	4%	4%
Corporate Learning	27,633		27,633	27,547	-	27,547	0%	-2%
Total Revenue	114,415	-	114,415	108,394	-	108,394	6%	5%
Contribution to Profit (A)	5,341	2,170	7,511	5,506	524	6,030	-3%	24%

Corporate Expenses (A)	(88,179)	10,380	(77,799)	(90,494)	13,516	(76,978)	-3%	1%

Operating Income	$97,271	27,923	125,194	91,571	14,769	106,340	6%	5%

(A) See the accompanying Notes to Unaudited Financial Statements for a description of each Adjustment.
NM- Not Meaningful

JOHN WILEY & SONS, INC.
UNAUDITED CONDENSED STATEMENTS OF FINANCIAL POSITION
(in thousands)

	October 31,		April 30,
	2017	2016	2017
Current Assets
Cash and cash equivalents	$72,871	$267,410	$58,516
Accounts receivable	193,506	212,590	188,679
Inventories	43,540	51,779	47,852
Prepaid and other	54,092	147,753	64,688
Total Current Assets	364,009	679,532	359,735
Product Development Assets	68,124	38,574	70,955
Royalty Advances	12,500	10,353	28,320
Technology, Property and Equipment	274,624	248,281	252,488
Intangible Assets	828,524	822,962	828,099
Goodwill	999,546	974,068	982,101
Other Assets	85,503	79,684	84,519
Total Assets	$2,632,830	$2,853,454	$2,606,217

Current Liabilities
Accounts and royalties payable	$150,888	$158,985	$139,206
Deferred revenue	244,328	223,307	436,235
Accrued employment costs	79,827	69,072	98,185
Accrued income taxes	17,711	8,515	22,222
Accrued pension liability	5,826	5,459	5,776
Other accrued liabilities	83,615	77,484	86,232
Total Current Liabilities	582,195	542,822	787,856
Long-Term Debt	562,962	883,992	365,000
Accrued Pension Liability	208,382	181,735	214,597
Deferred Income Tax Liabilities	156,397	191,729	160,491
Other Long-Term Liabilities	75,844	71,675	75,136
Shareholders' Equity	1,047,050	981,501	1,003,137
Total Liabilities & Shareholders' Equity	$2,632,830	$2,853,454	$2,606,217

JOHN WILEY & SONS, INC.
UNAUDITED CONDENSED STATEMENTS OF FREE CASH FLOW
(in thousands)

	Six Months Ended
	October 31,
	2017	2016
Operating Activities:
Net income	$69,284	19,549
Amortization of intangibles	23,802	24,826
Amortization of product development spending	20,246	18,701
Depreciation of technology, property and equipment	34,775	34,092
Non-cash charges and credits	56,225	113,852
Net change in operating assets and liabilities	(250,689)	(297,114)
Cash Used for Operating Activities	(46,357)	(86,094)

Investments in organic growth:
Additions to technology, property and equipment	(56,252)	(52,728)
Product development spending	(15,145)	(16,604)
Free Cash Flow less Product Development Spending	(117,754)	(155,426)

Other Investing and Financing Activities:
Acquisitions, net of cash	(6,097)	(135,753)
Net debt borrowings	196,589	278,985
Change in book overdrafts	(2,629)	(5,861)
Cash dividends	(36,699)	(35,883)
Purchase of treasury shares	(29,257)	(21,289)
Proceeds from exercise of stock options and other	7,347	15,890
Cash Provided by Investing and Financing Activities	129,254	96,089

Effects of Exchange Rate Changes on Cash	2,855	(37,059)

Increase (Decrease) in Cash and Cash Equivalents for Period	$14,355	(96,396)

RECONCILIATION TO GAAP PRESENTATION

Investing Activities:
Product development spending	$(15,145)	(16,604)
Additions to technology, property and equipment	(56,252)	(52,728)
Acquisitions, net of cash	(6,097)	(135,753)
Cash Used for Investing Activities	$(77,494)	(205,085)

Financing Activities:
Cash Provided by Investing and Financing Activities	$129,254	96,089
Excluding:
Acquisitions, net of cash	(6,097)	(135,753)
Cash Provided by Financing Activities	$135,351	231,842

Free Cash Flow less Product Development Spending:

The Company provides financial measures referred to as "Free Cash Flow less Product Development Spending."  Free Cash Flow less Product Development Spending is defined as "cash flow from operating activities, less book composition and other product development and capital spending."  Management believes this metric provides additional information to investors to facilitate the comparison of past and present results.  This metric is also used internally by management in evaluating results.  This non-GAAP measure is not intended to replace the financial results reported in accordance with US Generally Accepted Accounting Principles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Chief Financial Officer and
Executive Vice President, Technology and Operations

Dated: December 6, 2017